UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 15, 2007
Date of Report (Date of earliest event reported)

Chemokine Therapeutics Corp.
(Exact name of Company as specified in its charter)

Delaware	000-51080	33-0921251
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

     6190 Agronomy Road, Suite 405
University of British Columbia
Vancouver, British Columbia, V6T 1Z3
(Address of Principal Executive Offices and Zip Code)

(604) 822-0301
(Company’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2007, Dr. Guy Ely tendered his resignation as Chief Medical Officer of Chemokine Therapeutics Corp. (the “Company”) effective November 16, 2007. Dr. Ely, who was devoting 25% of his time to the Company prior to his resignation, will remain available to the Company in a consulting capacity.

On November 15, 2007, Dr. Bin Huang tendered her resignation as the Company’s Vice President of Corporate Development effective November 16, 2007 in order to pursue other opportunities.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMOKINE THERAPEUTICS CORP.

By: /s/ Bashir Jaffer
Bashir Jaffer
Chief Financial Officer

Dated: November 20, 2007